Exhibit 10(a)


              [LETTERHEAD OF WEINICK SANDERS LEVENTHAL & CO., LLP]

                          CERTIFIED PUBLIC ACCOUNTANTS




                CONSENT OF WEINICK SANDERS LEVENTHAL & CO., LLP
                   (INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT)


We consent to the use in the Registration Statement of MedStrong International Corporation on Form SB-1 under the Securities Act of 1933 of our report dated March 12, 2001 and to the reference to our firm under the heading "Experts" in the Prospectus.



                                        /s/ Weinick Sanders Leventhal & Co., LLP


New York, New York
March 21, 2001